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                                                                    Exhibit 21.1

                           SUBSIDIARIES OF THE COMPANY

Wholly-Owned Corporate Subsidiaries of the Company:
        BPP/Arrowhead, Inc. (Delaware) (Consolidated)
        BPP/Crenshaw-Imperial, Inc. (Delaware) (Consolidated)
        BPP/Golden State Acquisitions, Inc. (Delaware) (Consolidated) BPP/Mountaingate, Inc. (Delaware) (Consolidated)
        BPP/Northwest Acquisitions, Inc. (Delaware) (Consolidated) BPP/Puente Hills, Inc. (Delaware) (Consolidated)
        BPP/Riley, Inc. (California) (Consolidated)
        BPP/Simi Valley, Inc. (Delaware) (Consolidated)
        BPP/Valley Central, Inc. (Delaware) (Consolidated)
        Burnham Pacific L.P., Inc. (Delaware) (Consolidated)


Partnerships in which the Company holds interests:
        BPP/Arrowhead, L.P. (Delaware) (Consolidated)
        BPP/Cameron Park, L.P. (California) (Consolidated)
        BPP/Crenshaw-Imperial, L.P. (Delaware) (Consolidated)
        BPP/East Palo Alto, L.P. (California) (Consolidated)
        BPP/Hilltop, L.P. (California) (Consolidated)
        BPP/Marin, L.P. (California) (Consolidated)
        BPP/Mission Viejo, L.P. (California) (Consolidated)
        BPP/Pleasant Hill, L.P. (California) (Consolidated)
        BPP/Richmond, L.P. (California) (Consolidated)
        BPP/Riley, L.P. (California) (Consolidated)
        BPP/Simi Valley, L.P. (Delaware) (Consolidated)
        BPP/Valley Central, L.P. (California) (Consolidated)
        BPP/Van Ness, L.P. (California) (Consolidated)
        Burnham Pacific Operating Partnership, L.P. (Delaware) (Consolidated) BPP/Van Ness Operating Company, L.P. (California) (Consolidated)

Limited Liability Companies in which the Company holds an interest:
        BPP/Golden State Acquisitions, L.L.C. (Delaware) (Consolidated) BPP/Northwest Acquisitions, L.L.C. (Delaware) (Consolidated) BPP/Puente Hills, L.L.C. (Delaware) (Consolidated)
        Ladera Center Associates, LLC (Delaware) (Unconsolidated) Margarita Plaza Associates, LLC (Delaware) (Unconsolidated) Historic Van Ness, LLC (California) (Unconsolidated)